MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES PROSPECTUS DATED JULY 31, 2016

and

THE CLASS Y SHARES PROSPECTUS

DATED JULY 31, 2016 AS SUPPLEMENTED NOVEMBER 23, 2016.

The date of this Supplement is January 4, 2017.

The following change is made in the prospectus of the Class S shares and Class Y-1, Y-2, and Y-3 shares (the “Prospectuses”) of the Mercer Funds:

Effective in March 2017, Manny Weiss will be retiring from Mercer Investment Management, Inc. Upon effectiveness of his retirement, the fifth paragraph in the section of the Prospectuses entitled “Who Manages the Funds” on page 100 of the Class S Shares Prospectus and page 102 of the Class Y Shares Prospectus will be replaced in its entirety with the following:

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, CFA, and John Johnson are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Johnson has served as Vice President of the Advisor since 2015. Prior to joining the Advisor, Mr. Johnson was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.